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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  October 25, 1996
                       (Date of earliest event reported)


                         CMC SECURITIES CORPORATION II
            (Exact name of Registrant as specified in its charter)

       Delaware                    33-68930                    75-2473215
 (State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)
        2711 N. Haskell Avenue
             Suite 1000
            Dallas, Texas                                        75204
(Address of Principal executive offices)                       (Zip Code)


      Registrant's Telephone Number, Including Area Code: (214) 874-2500
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Item 5.  Other Events.
         ------------

         The sole purpose if this Current Report on Form 8-K is to file the consent of Coopers & Lybrand L.L.P. with respect to (i) the incorporation by reference in the Prospectus Supplement with respect to CMC Securities Corporation II, REMIC Pass-Through Certificates, Series 1996-C (the "Prospectus Supplement") of their audits of the consolidated financial statements of Financial Security Assurance Inc. and its Subsidiaries, and (ii) the use of their name in the section entitled "Report of Experts" in the Prospectus Supplement.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

                     23.1  Consent of Coopers & Lybrand L.L.P.

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                                   Signature
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CMC SECURITIES CORPORATION II


October 25, 1996              By:
                                 -----------------------------------------------
                                 Stephanie Brentlinger,
                                 Vice President - Asset and Liability Management

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